LIQUIDITY CONSIDERATIONS AND EQUITY OFFERINGS	12 Months Ended
Dec. 31, 2014
Cash and Cash Equivalents [Abstract]
Liquidity Considerations and Equity Offerings
LIQUIDITY CONSIDERATIONS
Our business exposes us to certain risks associated with the development of natural gas, crude oil and natural gas liquids which could have a material adverse effect on our cash flows, operations and liquidity, including, but not limited to:

•	fluctuations in the volume of natural gas we gather, process, treat, compress and transport and the volume of NGLs we fractionate and transport;

•	fluctuations in drilling and development activity in the geographic locations in which we operate;

•	credit risk associated with all customers; and

•	the level of production of, and the demand for, crude oil, natural gas and NGLs and the market prices of crude oil, natural gas and NGLs.
Beginning in the second half of 2014 and continuing through the issuance of our financial statements, commodity prices have experienced increased volatility. In particular, crude oil and NGL prices have decreased significantly. If we experience a material reduction in drilling in the geographic areas in which we operate, including the Eagle Ford Shale, or significant, prolonged pricing deterioration of the commodities we sell, our future cash flow may be materially adversely affected.
For the year ended December 31, 2014, the majority of our revenue was derived from fixed-fee contracts, which have limited direct exposure to commodity price levels since we are paid based on the volumes of natural gas that we gather, process, treat, compress and transport and the volumes of NGLs we fractionate and transport, rather than the value of the underlying natural gas or NGLs. A percentage of our contract portfolio contains minimum volume commitment arrangements. As a result of these contractual arrangements, the majority of our volumes associated with fixed-fee arrangements are dependent upon the level of drilling activity of producers.
After considering these uncertainties and in developing our annual budget for 2015, our forecast indicates a potential shortfall in the amount of consolidated EBITDA (as defined in our Credit Facility (as defined in Note 8)) to comply with the consolidated total leverage ratio of our financial covenants in our Credit Facility. As discussed in further detail in Note 8, we have the right (which cannot be exercised more than two times in any twelve month period or more than four times during the term of the facility) to cure such a Financial Covenant Default (as defined in Note 8) by having our Sponsors or Holdings purchase equity interests in or make capital contributions (an equity cure) to us resulting in, among other things, proceeds that, if added to consolidated EBITDA, as defined in the Credit Facility, would result in us satisfying the Financial Covenants (as defined in Note 8). Once such an equity cure is made, it is included in our consolidated EBITDA calculation in any rolling twelve month period that includes the quarter that was cured. Further, our Credit Facility does not place a dollar limit on the amount of an equity cure that can be contributed to comply with our Financial Covenants. Should there be an event of default under the Credit Facility, and such default is not cured, we would also experience a cross default under our Term Loan Agreement (defined in Note 8) and all of our debt would become due and payable to our lenders.
In response to the Partnership’s expected need for additional liquidity, the controlling owners of Southcross Holdings GP LLC (the general partner of Holdings, which controls our General Partner) have committed to provide the necessary funding to support the Partnership for at least a reasonable period of time in an amount up to $25 million to ensure the Partnership has sufficient liquidity to comply with its applicable Financial Covenants, normal operating and growth capital requirements. Therefore, our financial statements have been presented as if the Partnership will continue as a going concern. See Note 8.